UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 9, 2020

Oil-Dri Corporation of America
(Exact name of registrant as specified in its charter)

Delaware	001-12622	36-2048898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 North Michigan Avenue Suite 400 Chicago, Illinois	60611-4213
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(312) 321-1515

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	ODC	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 9, 2020, the Board of Directors (the “Board”) of Oil-Dri Corporation of America (the “Company”) approved (i) an amendment to the Oil-Dri Corporation of America 2005 Deferred Compensation Plan (the “Deferred Compensation Plan”) and (ii) the termination of the Oil-Dri Corporation of America Supplemental Executive Retirement Plan (the “SERP”).

The Board adopted the first amendment (the “Amendment”) to the Company’s Deferred Compensation Plan, in which the Company’s executive officers and other senior managers are eligible to participate. The Amendment, among other things, (i) provides for discretionary employer contributions to the accounts of plan participants, (ii) formalizes the definition of “retirement” as used in the Deferred Compensation Plan to mean a participant’s separation from services (as defined in the Deferred Compensation Plan) at or after the participant has reached the age of 55, and (iii) confirms that if a participant elected to and commenced receiving in-service installment payments prior to a separation from services, such participant shall continue to receive payments in accordance with such election and such payments will not be accelerated or otherwise altered as a result of the separation.

The termination of the SERP will be effective as of June 30, 2020 (the “Termination Date”). Benefits payable to participants or beneficiaries under the SERP will be distributed between 12 and 24 months following the Termination Date (provided, however, that payments due to participants or beneficiaries prior to such period shall be paid in accordance with the terms of the SERP).

Item 8.01	Other Events.

At its regular meeting on June 9, 2020, the Board declared quarterly cash dividends of $0.26 per share of the Company’s Common Stock and $0.195 per share of the Company’s Class B Stock. The dividends will be payable on August 28, 2020, to stockholders of record at the close of business on August 14, 2020. A copy of the Company’s press release announcing these matters is attached as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibits

99.1	Press Release dated June 9, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OIL-DRI CORPORATION OF AMERICA

By:	/s/ Laura G. Scheland
Laura G. Scheland
Vice President, General Counsel and Secretary

Date:  June 9, 2020